Exhibit 99.2

CHCT
LISTED
NYSE

SUPPLEMENTAL INFORMATION Q4 2025

Community Healthcare Trust	4Q 2025 | Supplemental Information

ABOUT US

CHCT is a self-managed healthcare real estate investment trust (“REIT”) that owns a diverse portfolio of properties including medical office buildings, acute inpatient behavioral facilities, inpatient rehabilitation facilities, physician clinics, specialty centers, behavioral specialty facilities, and surgical centers and hospitals across the United States, primarily outside of urban centers. As a result of favorable demographic trends, increases in healthcare spending, and the shift in the delivery of healthcare services to community-based facilities, we believe our properties are essential for healthcare providers to serve their local markets.

Community Healthcare Trust	4Q 2025 | Supplemental Information

COMPANY SNAPSHOT

December 31, 2025
Gross real estate investments (in thousands) (1)	$1,216,563
Total properties	198
% Leased (2)	90.6%
Total square feet owned	4,498,839
Weighted Average remaining lease term (years)	7.0
Cash and cash equivalents (in thousands)	$3,340
Debt to Total Capitalization	42.9%
Weighted average interest rate per annum on Revolving Line of Credit(3)	5.2%
Weighted average interest rate per annum on Term Loans (4)	4.7%
Equity market cap (in millions)	$467.5
Quarterly dividend paid in the period (per share)	$0.4750
Quarter end stock price (per share)	$16.42
Dividend yield	11.57%
Common shares outstanding	28,471,424
___________
(1) Includes one property with two sales-type leases and one property classified as held for sale.
(2) Excludes the real estate asset held for sale.
(3) Revolving Line of Credit is partially hedged; this rate represents the weighted average of fixed and floating rates.
(4) Term Loans are fully hedged; this rate represents the weighted average hedged rates.

Community Healthcare Trust	Page | 3	4Q 2025 | Supplemental Information

CORPORATE INFORMATION

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, TN 37067
Phone: 615-771-3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

BOARD OF DIRECTORS

Alan Gardner	Robert Hensley	Claire Gulmi	R. Lawrence Van Horn	Cathrine Cotman	David H. Dupuy
Chairman of the Board	Audit Committee Chair	Compensation Committee Chair	ESG Committee Chair	Board member	Board member

EXECUTIVE MANAGEMENT TEAM

David H. Dupuy	William G. Monroe IV	Leigh Ann Stach
Chief Executive Officer and President	Executive Vice President Chief Financial Officer	Executive Vice President Chief Accounting Officer

COVERING ANALYSTS

A. Goldfarb - Piper Sandler	M. Lewis - Truist Securities
J. Kammert - Evercore ISI	B. Oxford - Colliers International Securities

PROFESSIONAL SERVICES

Independent Registered Public Accounting Firm	Transfer Agent
BDO USA, P.C.	Equiniti Trust Company, LLC
501 Commerce Street, Suite 1400	Operations Center
Nashville, TN 37203	6201 15th Avenue
Brooklyn, NY 11219
1-800-937-5449

Community Healthcare Trust	Page | 4	4Q 2025 | Supplemental Information

FINANCIAL HIGHLIGHTS

	Three Months Ended
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
	(Unaudited and in thousands, except per share data)
STATEMENTS OF OPERATIONS ITEMS (1)(2)(3)(4)
Revenues	$30,946	$31,086	$29,085	$30,078	$29,298
Net income (loss)	$14,428	$1,640	$(12,557)	$1,591	$1,832
NOI	$24,932	$25,156	$23,500	$23,983	$23,813
EBITDAre	$20,173	$20,505	$4,274	$18,886	$19,020
Adjusted EBITDAre	$22,772	$22,970	$20,068	$21,596	$21,617
FFO	$13,329	$13,547	$6,336	$12,668	$12,745
AFFO	$14,943	$15,099	$13,585	$14,739	$14,630

Per Diluted Share: (1)(2)(3)(4)
Net income (loss) attributable to common shareholders	$0.51	$0.03	$(0.50)	$0.03	$0.04
FFO	$0.49	$0.50	$0.23	$0.47	$0.48
AFFO	$0.55	$0.56	$0.50	$0.55	$0.55
___________
(1) Net income for the fourth quarter of 2025 included net gains on sale, net of losses, totaling approximately $12.3 million, resulting in an increase of $0.46 per diluted share.
(2) Net loss, FFO and AFFO for the second quarter of 2025 included interest receivable reserves totaling approximately $1.7 million, resulting in a reduction of $0.06 per diluted share, FFO, and AFFO.
(3) Net loss for the second quarter of 2025 included an $8.7 million credit loss reserve related to notes receivable with a geriatric behavioral hospital tenant that are incidental to the Company's main business.
(4) Net loss and FFO for the second quarter of 2025 included severance and transition-related charges totaling approximately $5.9 million, including approximately $4.6 million of non-cash accelerated amortization of stock-based compensation, which reduced FFO per diluted common share by approximately $0.22.

Community Healthcare Trust	Page | 5	4Q 2025 | Supplemental Information

FINANCIAL HIGHLIGHTS (Continued)

	As of
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
	(Unaudited and dollars in thousands)
BALANCE SHEET ITEMS
ASSETS
Total real estate properties	$1,203,229	$1,190,151	$1,158,312	$1,148,772	$1,145,931
Total assets	$990,757	$987,261	$966,292	$985,114	$992,563

CAPITALIZATION
Net debt	$532,199	$530,138	$500,077	$496,016	$485,955
Total capitalization	$1,241,902	$1,229,442	$1,200,858	$1,210,874	$1,204,529
Net debt/total capitalization	42.9%	43.1%	41.6%	41.0%	40.3%
Market valuation	$467,501	$435,613	$471,766	$514,631	$542,536
Enterprise value	$996,360	$962,368	$966,980	$1,008,376	$1,024,107

Community Healthcare Trust	Page | 6	4Q 2025 | Supplemental Information

CONSOLIDATED BALANCE SHEETS

	As of
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
ASSETS	(Unaudited; Dollars and shares in thousands, except per share data)
Real estate properties
Land and land improvements	$154,673	$154,272	$152,887	$149,506	$149,501
Buildings, improvements, and lease intangibles	1,047,743	1,035,070	1,004,616	998,933	996,104
Personal property	813	809	809	333	326
Total real estate properties	1,203,229	1,190,151	1,158,312	1,148,772	1,145,931
Less accumulated depreciation	(280,316)	(272,481)	(262,961)	(253,537)	(242,609)
Total real estate properties, net	922,913	917,670	895,351	895,235	903,322
Cash and cash equivalents	3,340	3,383	4,863	2,271	4,384
Assets held for sale, net	5,265	6,205	5,465	6,755	6,755
Other assets, net	59,239	60,003	60,613	80,853	78,102
Total assets	$990,757	$987,261	$966,292	$985,114	$992,563

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$532,199	$530,138	$500,077	$496,016	$485,955
Accounts payable and accrued liabilities	14,925	17,205	13,944	12,058	14,289
Other liabilities, net	14,246	13,095	14,451	15,719	16,354
Total liabilities	561,370	560,438	528,472	523,793	516,598

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 450,000 shares authorized	285	285	284	283	282
Additional paid-in capital	717,450	714,890	712,498	706,776	704,524
Cumulative net income	90,777	76,349	74,709	87,266	85,675
Accumulated other comprehensive gain	6,691	7,568	9,121	12,402	17,631
Cumulative dividends	(385,816)	(372,269)	(358,792)	(345,406)	(332,147)
Total stockholders’ equity	429,387	426,823	437,820	461,321	475,965
Total liabilities and stockholders' equity	$990,757	$987,261	$966,292	$985,114	$992,563

Community Healthcare Trust	Page | 7	4Q 2025 | Supplemental Information

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
	(Unaudited; Dollars and shares in thousands, except per share data)
REVENUES
Rental income	$30,679	$30,814	$30,128	$29,730	$28,983
Other operating interest	267	272	(1,043)	348	315
	30,946	31,086	29,085	30,078	29,298
EXPENSES
Property operating	6,014	5,930	5,585	6,095	5,485
General and administrative (1)(2)	4,778	4,658	10,559	5,100	4,809
Depreciation and amortization	10,814	10,902	10,879	10,943	10,797
	21,606	21,490	27,023	22,138	21,091
OTHER (EXPENSE) INCOME
Gains on the sales of depreciable real estate assets, net of losses and impairments	12,051	(888)	640	—	14
Interest expense	(6,959)	(7,075)	(6,592)	(6,352)	(6,405)
Credit loss reserve	—	—	(8,672)	—	—
Deferred income tax expense	(23)	—	—	—	—
Interest and other income, net	19	7	5	3	16
	5,088	(7,956)	(14,619)	(6,349)	(6,375)
NET INCOME (LOSS)	$14,428	$1,640	$(12,557)	$1,591	$1,832

NET INCOME (LOSS) PER DILUTED COMMON SHARE	$0.51	$0.03	$(0.50)	$0.03	$0.04
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	26,953	26,934	26,803	26,733	26,682
DIVIDENDS DECLARED, PER COMMON SHARE, IN THE PERIOD	$0.4750	$0.4725	$0.4700	$0.4675	$0.4650

(1) GENERAL AND ADMINISTRATIVE EXPENSES:
Non-cash vs. Cash:
Non-cash (stock-based compensation)	54.4%	52.9%	54.3%	53.1%	54.0%
Cash	45.6%	47.1%	45.7%	46.9%	46.0%
As a % of Revenue:
Non-cash (stock-based compensation)	8.4%	8.0%	8.7%	9.0%	8.8%
Cash	7.0%	7.1%	7.3%	7.9%	7.5%

(2) General and administrative expenses for the three months ended June 30, 2025 includes the accelerated amortization of stock-based compensation totaling $4.6 million and severance and transition related expense totaling $1.3 million, recognized upon a termination. These amounts are not included in the calculations above in footnote (1).

Community Healthcare Trust	Page | 8	4Q 2025 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES

FUNDS FROM OPERATIONS (FFO)
ADJUSTED FUNDS FROM OPERATIONS (AFFO)

	Three Months Ended
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
	(Unaudited; Dollars and shares in thousands, except per share data)
NET INCOME (LOSS)(1)(2)(3)(4)	$14,428	$1,640	$(12,557)	$1,591	$1,832
Real estate depreciation and amortization	10,952	11,019	10,861	11,077	10,927
Credit loss reserve	—	—	8,672	—	—
Gains on the sales of depreciable real estate assets, net of losses and impairments	(12,051)	888	(640)	—	(14)
FFO(1)(3)	$13,329	$13,547	$6,336	$12,668	$12,745
Straight-line rent	(985)	(913)	(1,184)	(639)	(712)
Stock-based compensation	2,599	2,465	2,531	2,710	2,597
Accelerated amortization of stock-based compensation	—	—	4,591	—	—
Severance and transition related expenses	—	—	1,311	—	—
AFFO(2)(3)	$14,943	$15,099	$13,585	$14,739	$14,630
FFO PER COMMON SHARE	$0.49	$0.50	$0.23	$0.47	$0.48
AFFO PER COMMON SHARE	$0.55	$0.56	$0.50	$0.55	$0.55
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	27,259	27,195	27,011	27,007	26,786
________________
(1) Net income for the fourth quarter of 2025 included net gains on sale, net of losses, totaling approximately $12.3 million, resulting in an increase of $0.46 per diluted share.
(2) Net loss, FFO and AFFO for the second quarter of 2025 included interest receivable reserves totaling approximately $1.7 million, resulting in a reduction of $0.06 per diluted share for net loss, FFO, and AFFO.
(3) Net loss for the second quarter of 2025 included an $8.7 million credit loss reserve related to notes receivable with a geriatric behavioral hospital tenant that are incidental to the Company's main business.
(4) Net loss and FFO for the second quarter of 2025 included severance and transition-related charges totaling approximately $5.9 million, including approximately $4.6 million of non-cash accelerated amortization of stock-based compensation, which reduced FFO per diluted common share by approximately $0.22.

AFFO, ADJUSTED FOR ACQUISITIONS (1)
AFFO	$14,943	$15,099	$13,585	$14,739	$14,630
Revenue on Properties Acquired in the period (2)	510	62	122	—	205
Property operating expense adjustment (2)	(67)	(8)	—	—	(48)
Interest expense adjustment (3)	(114)	(14)	—	(41)	(44)
AFFO, ADJUSTED FOR ACQUISITIONS	$15,272	$15,139	$13,707	$14,698	$14,743

(1) AFFO is adjusted to reflect acquisitions as if they had occurred on the first day of the applicable period.
(2) Revenue and expense adjustments are calculated based on expected returns and leases in place at acquisition.
(3) The interest expense adjustment was calculated using the weighted average interest rate on the Company's revolving credit facility.

AMORTIZATION OF STOCK-BASED COMPENSATION
Amortization Required by GAAP (1)(2)	$2,599	$2,465	$2,531	$2,710	$2,597
Amortization Based on Legal Vesting Periods (2)	2,173	2,122	2,035	2,208	2,073
Acceleration of Amortization	$426	$343	$496	$502	$524

(1) GAAP requires that deferred compensation be amortized over the earlier of the vesting or retirement eligibility date.
(2) Amortization amounts for the second quarter of 2025 do not include the accelerated amortization of stock-based compensation totaling $4.6 million recognized upon a termination.

Community Healthcare Trust	Page | 9	4Q 2025 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

NET OPERATING INCOME (NOI)

	Three Months Ended
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
	(Unaudited; Dollars and shares in thousands, except per share data)
NET OPERATING INCOME
Net income (loss)(1)(2)	$14,428	$1,640	$(12,557)	$1,591	$1,832
General and administrative(3)	4,778	4,658	4,657	5,100	4,809
Severance and transition-related compensation	—	—	1,311	—	—
Depreciation and amortization	10,814	10,902	10,879	10,943	10,797
(Gains) on the sales of depreciable real estate assets, net of losses and impairments	(12,051)	888	(640)	—	(14)
Credit loss reserve	—	—	8,672	—	—
Interest expense	6,959	7,075	6,592	6,352	6,405
Deferred Income tax expense	23	—	—	—	—
Interest and other income, net	(19)	(7)	(5)	(3)	(16)
NOI	$24,932	$25,156	$18,909	$23,983	$23,813

EBITDAre and ADJUSTED EBITDAre

EBITDAre
Net (loss) income (1)(2)	$14,428	$1,640	$(12,557)	$1,591	$1,832
Interest expense	6,959	7,075	6,592	6,352	6,405
Depreciation and amortization	10,814	10,902	10,879	10,943	10,797
Deferred Income tax expense	23	—	—	—	—
(Gains) on the sales of depreciable real estate assets, net of losses and impairments	(12,051)	888	(640)	—	(14)
EBITDAre	$20,173	$20,505	$4,274	$18,886	$19,020
Non-cash stock-based compensation expense	2,599	2,465	2,531	2,710	2,597
Accelerated amortization of stock-based compensation	—	—	4,591	—	—
Credit loss reserve	—	—	8,672	—	—
ADJUSTED EBITDAre	$22,772	$22,970	$20,068	$21,596	$21,617

ADJUSTED EBITDAre ANNUALIZED (4)	$91,088

(1)	During the second quarter of 2025, the Company reversed interest totaling approximately $1.7 million related to a tenant.
(2)	During the second quarter of 2025 the Company recorded severance and transition-related charges totaling approximately $5.9 million related to the termination of an employee, including approximately $4.6 of million non-cash accelerated amortization of stock-based compensation.
(3)	Severance and transition-related compensation, which is included in general and administrative expenses on the income statement, is shown separately in the reconciliation above for the second quarter of 2025.
(4)	Adjusted EBITDAre multiplied by 4. This annualized amount may differ significantly from the actual full year results.

Community Healthcare Trust	Page | 10	4Q 2025 | Supplemental Information

WEIGHTED AVERAGE SHARES

	Three Months Ended
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024
	(Unaudited; Dollars and shares in thousands, except per share data)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING (1)
Weighted average common shares outstanding	28,471	28,430	28,364	28,324	28,242
Unvested restricted shares	(1,518)	(1,496)	(1,561)	(1,591)	(1,560)
Weighted average common shares outstanding - EPS	26,953	26,934	26,803	26,733	26,682

Weighted average common shares outstanding - FFO Basic	26,953	26,934	26,803	26,733	26,682
Potential dilutive common shares (from below)	306	261	208	274	104
Weighted average common shares outstanding - FFO Diluted	27,259	27,195	27,011	27,007	26,786

TREASURY SHARE CALCULATION
Unrecognized deferred compensation-end of period	$17,665	$19,968	$19,919	$25,420	$25,220
Unrecognized deferred compensation-beginning of period	$19,968	$19,919	$25,420	$25,668	$27,575
Average unrecognized deferred compensation	$18,817	$19,944	$22,670	$25,544	$26,398
Average share price per share	$14.93	$15.66	$16.50	$19.08	$18.13
Treasury shares	1,260	1,274	1,374	1,339	1,456

Unvested restricted shares	(1,518)	(1,496)	(1,561)	(1,591)	(1,560)
Unvested restricted share units	(48)	(39)	(21)	(22)	—
Treasury shares	1,260	1,274	1,374	1,339	1,456
Potential dilutive common shares	306	261	208	274	104

(1) Restricted stock awards and time-based RSUs are included in the calculation of weighted average common shares outstanding if dilutive. Performance-based RSUs are included in the calculation of weighted average common shares outstanding to the extent that they in-the-money as of the end of the reporting period and are dilutive.

Community Healthcare Trust	Page | 11	4Q 2025 | Supplemental Information

DEBT SUMMARY

	As of December 31, 2025
	Principal Balance	Stated Rate	Hedged Rate
	(in thousands)

Revolving credit facility (1)	$258,000	5.36%	3.84% (partial)
Term loan A-4	125,000		3.60%
Term loan A-5	150,000		5.61%
Debt	533,000
Deferred Financing Costs, net	(801)
Debt, net	$532,199
(1) Interest rate swaps previously entered into to fix the interest rates on the A-3 Term Loan will remain in place on the Revolving Credit Facility through their maturity on March 29, 2026.

Select Covenants	Required	As of December 31, 2025
Leverage ratio	≤ 60.0%	43.6%
Fixed charge coverage ratio	≥ 1.50x	3.0
Tangible net worth (in thousands)	≥ $504,476	$690,558
Secured indebtedness	≤ 30.0%	—%
Minimum debt service coverage ratio	≥ 2.0	3.2

Community Healthcare Trust	Page | 12	4Q 2025 | Supplemental Information

2025 PROPERTY INVESTMENTS

Property	Market	Property Type	Date Acquired	% Leased at Acquisition	Purchase Price (in thousands)	Square Feet
TRT Recovery	Cartersville, GA	BSF	3/6/2025 (1)	100.0%	$9,504	38,339
Everest Rehabilitation Hospital Orlando	Ocoee, FL	IRF	7/9/2025	100.0%	26,500	37,151
Everest Rehabilitation Hospital Auburndale	Auburndale, FL	IRF	12/2/2025	100.0%	28,500	37,151
				100.0%	$64,504	112,641
(1) The date acquired for the Cartersville, GA property is the date the Company closed on the transaction with the seller. The lease commenced on 4/4/2025.

Community Healthcare Trust	Page | 13	4Q 2025 | Supplemental Information

PORTFOLIO DIVERSIFICATION

Property Type	Annualized Rent (%)
Medical Office Building (MOB)	36.0%
Inpatient Rehabilitation Facilities (IRF)	21.2%
Acute Inpatient Behavioral (AIB)	12.6%
Specialty Centers (SC)	8.9%
Physician Clinics (PC)	8.2%
Behavioral Specialty Facilities (BSF)	7.1%
Surgical Centers and Hospitals (SCH)	4.0%
Long-term Acute Care Hospitals (LTACH)	2.0%
Total	100.0%

State	Annualized Rent (%)
Texas (TX)	14.3%
Florida (FL)	12.4%
Illinois (IL)	9.9%
Ohio (OH)	9.8%
Pennsylvania (PA)	6.1%
All Others	47.5%
Total	100.0%

Tenant	Annualized Rent (%)
US Healthvest	7.3%
LifePoint Health (LifePoint)	6.4%
PAM Health (PAM)	4.9%
Summit Behavioral Healthcare (Summit)	2.9%
Assurance Health (Assurance)	2.9%
Worcester Behavioral Innovations Hospital (Worcester)	2.5%
Everest Rehabilitation Hospital Lakeland, LLC	2.4%
Oceans Behavioral (Oceans)	2.3%
Radiology Regional	2.2%
Blue Cross Blue Shield of Louisiana (BCBS of LA)	2.2%
All Others	64.0%
Total	100.0%

Community Healthcare Trust	Page | 14	4Q 2025 | Supplemental Information

LEASE EXPIRATIONS

LEASE EXPIRATIONS
2026
$10,144
2027
$8,099
2028
$10,070
2029
$9,454
2030
$6,918
2031
$10,884
2032
$4,070
2033
$1,655
2034
$9,356
2035
$8,831
2036+
$32,080
MTM
$1,230
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
Annualized Lease Revenue (thousands)

		Total Leased Sq. Ft.		Annualized Rent
Year	Number of Leases Expiring	Amount (thousands)	Percent (%)	Amount ($) (thousands)	Percent (%)
2026	77	460	11.3%	$10,144	9.0%
2027	68	373	9.2%	8,099	7.2%
2028	70	480	11.8%	10,070	8.9%
2029	45	370	9.1%	9,454	8.4%
2030	37	303	7.4%	6,918	6.1%
2031	28	390	9.6%	10,884	9.6%
2032	25	206	5.1%	4,070	3.6%
2033	13	75	1.8%	1,655	1.5%
2034	19	255	6.3%	9,356	8.3%
2035	16	233	5.7%	8,831	7.8%
Thereafter	32	890	21.7%	32,080	28.5%
Month-to-Month	9	41	1.0%	1,230	1.1%
Totals	439	4,076	100.0%	$112,791	100.0%
Total portfolio was approximately 90.6% leased in the aggregate, excluding the real estate asset held for sale, at December 31, 2025 with lease expirations ranging from 2026 through 2045.

Community Healthcare Trust	Page | 15	4Q 2025 | Supplemental Information

PROPERTY LOCATIONS

Approximately 52% of our property revenues are in MSAs with populations over 1,000,000 and approximately 93% are in statistical areas with populations over 100,000.

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Lancaster MOB	MOB	10,098	0.22%	$310.1	0.27%	12,927,614	Los Angeles-Long Beach-Anaheim, CA	2
Congress Medical Building 350	MOB	17,543	0.39%	$169.7	0.15%	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Congress Medical Building 390	MOB	30,855	0.68%	$521.4	0.46%	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Future Diagnostics Group	SC	8,876	0.20%	$314.2	0.28%	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Gurnee Medical Office Building	MOB	22,968	0.51%	$310.4	0.28%	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
New Lenox Medical Clinic	PC	7,905	0.17%	$347.8	0.31%	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Morris Medical Center	MOB	18,470	0.41%	$388.7	0.34%	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Oak Lawn Medical Plaza	MOB	33,356	0.73%	$466.8	0.41%	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Lincolnwood Medical Building	PC	14,863	0.33%	$323.4	0.29%	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Joliet Medical Building	SC	44,888	0.99%	$462.0	0.41%	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Endeavor Health	PC	13,700	0.30%	$284.3	0.25%	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Skin MD	PC	13,565	0.30%	$539.8	0.48%	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Chicago Behavioral Hospital	AIB	85,000	1.87%	$2,270.7	2.01%	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
US HealthVest - Lake	AIB	83,658	1.84%	$3,054.1	2.71%	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Texas Rehabilitation Hospital of Fort Worth, LLC	IRF	39,761	0.87%	$2,068.5	1.83%	8,344,032	Dallas-Fort Worth-Arlington, TX	4
Bayside Medical Center	MOB	50,593	1.11%	$1,118.7	0.99%	7,796,182	Houston-Pasadena-The Woodlands, TX	5
Gessner Road MOB	MOB	14,347	0.32%	$368.2	0.33%	7,796,182	Houston-Pasadena-The Woodlands, TX	5
Clear Lake Institute for Rehabilitation	IRF	55,646	1.22%	$3,060.7	2.71%	7,796,182	Houston-Pasadena-The Woodlands, TX	5
Clinton Towers MOB	MOB	37,371	0.82%	$1,100.2	0.98%	6,436,489	Washington-Arlington-Alexandria, DC-VA-MD-WV	7
2301 Research Boulevard	MOB	93,109	2.05%	$2,224.3	1.97%	6,436,489	Washington-Arlington-Alexandria, DC-VA-MD-WV	7
TRT Recovery Cartersville, LLC	BSF	38,339	0.84%	$1,048.8	0.93%	6,411,149	Atlanta-Sandy Springs-Roswell, GA	8
Haddon Hill Professional Center	MOB	25,118	0.55%	$302.6	0.27%	6,330,422	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	9
Hopebridge - Westlake	BSF	15,057	0.33%	$239.2	0.21%	6,330,422	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	9
Continuum Wellness Center	MOB	8,227	0.18%	$168.4	0.15%	5,186,958	Phoenix-Mesa-Chandler, AZ	10
Virtuous Health Center	SCH	11,722	0.26%	$441.3	0.39%	5,186,958	Phoenix-Mesa-Chandler, AZ	10
Desert Mtn Health Center	BSF	14,046	0.31%	$647.2	0.57%	5,186,958	Phoenix-Mesa-Chandler, AZ	10
Associated Surgical Center of Dearborn	SCH	12,400	0.27%	$369.5	0.33%	4,400,578	Detroit-Warren-Dearborn, MI	14

Community Healthcare Trust	Page | 16	4Q 2025 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Berry Surgical Center	SCH	27,217	0.60%	$640.2	0.57%	4,400,578	Detroit-Warren-Dearborn, MI	14
Smokey Point Behavioral Hospital	AIB	70,100	1.54%	$2,856.6	2.53%	4,145,494	Seattle-Tacoma-Bellevue, WA	15
Sanford Health Bemidji 1611	MOB	45,800	1.01%	$1,616.3	1.43%	3,757,952	Minneapolis-St. Paul-Bloomington, MN-WI	16
Sanford Health Bemidji 1705	MOB	28,900	0.64%	$649.5	0.58%	3,757,952	Minneapolis-St. Paul-Bloomington, MN-WI	16
Bay Area Physicians Center	MOB	17,943	0.39%	$416.8	0.37%	3,424,560	Tampa-St. Petersburg-Clearwater, FL	17
Sanderling Dialysis Center - 2102	SC	11,300	0.25%	$438.9	0.39%	3,298,799	San Diego-Chula Vista-Carlsbad, CA	18
Liberty Dialysis	SC	8,450	0.19%	$262.9	0.23%	3,052,498	Denver-Aurora-Centennial, CO	19
Bassin Center For Plastic-Surgery-Villages	PC	2,894	0.06%	$178.5	0.16%	2,940,513	Orlando-Kissimmee-Sanford, FL	20
Kissimmee Medical Plaza	PC	4,902	0.11%	$—	—%	2,940,513	Orlando-Kissimmee-Sanford, FL	20
PAM Health Rehabilitation Hospital of Ocoee	IRF	37,151	0.82%	$2,500.0	2.22%	2,940,513	Orlando-Kissimmee-Sanford, FL	20
Orthopaedic Associates of Osceola	PC	15,167	0.33%	$368.3	0.33%	2,940,513	Orlando-Kissimmee-Sanford, FL	20
Medical Village at Wintergarden	MOB	21,532	0.47%	$642.8	0.57%	2,940,513	Orlando-Kissimmee-Sanford, FL	20
Waters Edge Medical	MOB	23,388	0.51%	$409.8	0.36%	2,859,024	Baltimore-Columbia-Towson, MD	22
Northbay Professional Pavilion	MOB	19,656	0.43%	$487.1	0.43%	2,859,024	Baltimore-Columbia-Towson, MD	22
Righttime Medical Care	SC	6,236	0.14%	$359.5	0.32%	2,859,024	Baltimore-Columbia-Towson, MD	22
Belleville Medical Office	PC	6,487	0.14%	$—	—%	2,811,927	St. Louis, MO-IL	23
Eyecare Partners - 1310	PC	5,560	0.12%	$55.5	0.05%	2,811,927	St. Louis, MO-IL	23
Eyecare Partners - 3990	SCH	16,608	0.37%	$310.6	0.28%	2,811,927	St. Louis, MO-IL	23
Eyecare Partners - 204	PC	6,311	0.14%	$52.0	0.05%	2,811,927	St. Louis, MO-IL	23
Heartland Women's Healthcare of Advantia Shiloh	PC	16,212	0.36%	$357.7	0.32%	2,811,927	St. Louis, MO-IL	23
Heartland Women's Healthcare of Advantia Wentzville	PC	7,900	0.17%	$137.0	0.12%	2,811,927	St. Louis, MO-IL	23
Baptist Health	PC	13,500	0.30%	$387.5	0.34%	2,763,006	San Antonio-New Braunfels, TX	24
San Antonio Head & Neck Surgical Associates	PC	6,500	0.14%	$195.5	0.17%	2,763,006	San Antonio-New Braunfels, TX	24
Rehabilitation Institute of South San Antonio	IRF	38,000	0.84%	$2,170.6	1.92%	2,763,006	San Antonio-New Braunfels, TX	24
JDH Professional Building	MOB	12,376	0.27%	$264.5	0.23%	2,763,006	San Antonio-New Braunfels, TX	24

Community Healthcare Trust	Page | 17	4Q 2025 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
The Heart & Vascular Center	PC	15,878	0.35%	$315.5	0.28%	2,429,917	Pittsburgh, PA	28
Butler Medical Center	MOB	10,116	0.22%	$172.5	0.15%	2,429,917	Pittsburgh, PA	28
Forefront Dermatology Building	PC	15,650	0.34%	$362.9	0.32%	2,429,917	Pittsburgh, PA	28
Greentree Primary Care	MOB	33,715	0.74%	$1,048.6	0.93%	2,429,917	Pittsburgh, PA	28
Vascular Access Centers of Southern Nevada	SC	4,800	0.11%	$127.5	0.11%	2,398,871	Las Vegas-Henderson-North Las Vegas, NV	29
Assurance Health System - 11690	BSF	14,381	0.32%	$588.7	0.52%	2,302,815	Cincinnati, OH-KY-IN	30
Cavalier Medical & Dialysis Center	MOB	17,614	0.39%	$224.4	0.20%	2,302,815	Cincinnati, OH-KY-IN	30
51 Cavalier Blvd	MOB	17,935	0.39%	$184.3	0.16%	2,302,815	Cincinnati, OH-KY-IN	30
Anderson Ferry Plaza	MOB	43,791	0.96%	$654.1	0.58%	2,302,815	Cincinnati, OH-KY-IN	30
Liberty Rehabilitation Hospital	IRF	37,720	0.83%	$2,518.8	2.23%	2,302,815	Cincinnati, OH-KY-IN	30
Florence Medical Building	MOB	17,845	0.39%	$262.2	0.23%	2,302,815	Cincinnati, OH-KY-IN	30
Prairie Star Medical Facility I	MOB	24,724	0.54%	$639.1	0.57%	2,253,579	Kansas City, MO-KS	31
Prairie Star Medical Facility II	MOB	24,840	0.55%	$243.6	0.22%	2,253,579	Kansas City, MO-KS	31
Ravines Edge	MOB	16,751	0.37%	$267.5	0.24%	2,225,377	Columbus, OH	32
Hope Valley Recovery - Circleville	BSF	7,787	0.17%	$88.5	0.08%	2,225,377	Columbus, OH	32
Hopebridge - Columbus	BSF	13,969	0.31%	$177.4	0.16%	2,225,377	Columbus, OH	32
Sedalia Medical Center	MOB	19,426	0.43%	$347.0	0.31%	2,225,377	Columbus, OH	32
Assurance Health, LLC	BSF	10,200	0.22%	$395.3	0.35%	2,174,833	Indianapolis-Carmel-Greenwood, IN	33
Assurance Health System - 900	BSF	13,722	0.30%	$538.0	0.48%	2,174,833	Indianapolis-Carmel-Greenwood, IN	33
Kindred Hospital Indianapolis North	LTACH	37,270	0.82%	$1,652.4	1.47%	2,174,833	Indianapolis-Carmel-Greenwood, IN	33
Brook Park Medical Building	MOB	18,444	0.41%	$39.1	0.03%	2,171,877	Cleveland, OH	34
Smith Road	MOB	16,802	0.37%	$326.4	0.29%	2,171,877	Cleveland, OH	34
Assurance - Hudson	BSF	13,290	0.29%	$586.6	0.52%	2,171,877	Cleveland, OH	34
Rockside Medical Center	MOB	55,316	1.22%	$621.8	0.55%	2,171,877	Cleveland, OH	34
Virginia Orthopaedic & Spine Specialists	PC	8,445	0.19%	$159.3	0.14%	1,794,278	Virginia Beach-Chesapeake-Norfolk, VA-NC	37
LTAC Hospital of SE Massachusetts	LTACH	70,657	1.55%	$646.4	0.57%	1,700,901	Providence-Warwick, RI-MA	39
Warwick Oncology Center	SC	10,236	0.23%	$317.3	0.28%	1,700,901	Providence-Warwick, RI-MA	39

Community Healthcare Trust	Page | 18	4Q 2025 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
South County Hospital	PC	13,268	0.29%	$323.9	0.29%	1,700,901	Providence-Warwick, RI-MA	39
Mercy Rehabilitation Hospital	IRF	39,637	0.87%	$2,068.5	1.83%	1,497,821	Oklahoma City, OK	42
Memphis Center	MOB	11,669	0.26%	$241.7	0.21%	1,339,345	Memphis, TN-MS-AR	45
Sanderling Dialysis Center - 7710	SC	10,133	0.22%	$584.8	0.52%	1,339,345	Memphis, TN-MS-AR	45
Gardendale MOB	MOB	12,956	0.29%	$325.6	0.29%	1,192,583	Birmingham, AL	47
Sanford West Behavioral Facility	BSF	96,886	2.13%	$1,421.3	1.26%	1,178,826	Grand Rapids-Wyoming-Kentwood, MI	49
Glastonbury	MOB	48,375	1.06%	$953.7	0.85%	1,169,048	Hartford-West Hartford-East Hartford, CT	50
Sterling Medical Center	MOB	28,478	0.63%	$525.4	0.47%	1,160,172	Buffalo-Cheektowaga, NY	51
Los Alamos Professional Plaza	MOB	43,395	0.95%	$427.4	0.38%	914,820	McAllen-Edinburg-Mission, TX	64
UMass Memorial Health Cancer Center	SC	20,046	0.44%	$855.3	0.76%	881,248	Worcester, MA	68
Worcester Behavioral	AIB	81,972	1.80%	$2,772.2	2.46%	881,248	Worcester, MA	68
El Paso Rehabilitation Hospital	IRF	38,000	0.84%	$2,203.1	1.95%	879,392	El Paso, TX	69
Columbia Gastroenterology Surgery Center	PC	17,016	0.37%	$349.8	0.31%	870,193	Columbia, SC	70
Genesis Care - Bonita Springs	SC	4,445	0.10%	$297.0	0.26%	860,959	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 3	SC	12,130	0.27%	$477.8	0.42%	860,959	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 3A	MOB	2,023	0.04%	$41.4	0.04%	860,959	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 5 & 6	MOB	6,379	0.14%	$104.3	0.09%	860,959	Cape Coral-Fort Myers, FL	72
Colonial Blvd Office	SC	46,356	1.02%	$—	—%	860,959	Cape Coral-Fort Myers, FL	72
Corporate Office 3660	MOB	22,104	0.49%	$658.3	0.58%	860,959	Cape Coral-Fort Myers, FL	72
Corporate Annex Building	MOB	16,000	0.35%	$329.0	0.29%	860,959	Cape Coral-Fort Myers, FL	72
Wildwood Hammock RPET Facility	SC	10,832	0.24%	$455.2	0.40%	860,959	Cape Coral-Fort Myers, FL	72
Wildwood Hammock - Diagnostic Imaging	SC	9,376	0.21%	$430.4	0.38%	860,959	Cape Coral-Fort Myers, FL	72
Wildwood Hammock - Northland	MOB	1,201	0.03%	$14.4	0.01%	860,959	Cape Coral-Fort Myers, FL	72
Eye Health of America 4101	MOB	43,322	0.95%	$1,025.7	0.91%	860,959	Cape Coral-Fort Myers, FL	72
Eye Health of America 2665	MOB	3,200	0.07%	$56.5	0.05%	860,959	Cape Coral-Fort Myers, FL	72
Eye Health of America 1320	MOB	6,757	0.15%	$82.0	0.07%	860,959	Cape Coral-Fort Myers, FL	72

Community Healthcare Trust	Page | 19	4Q 2025 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Everest Physical Rehabilitation Hospital	IRF	37,151	0.82%	$2,654.5	2.35%	852,878	Lakeland-Winter Haven, FL	73
Parkway Professional Plaza	MOB	41,909	0.92%	$1,005.7	0.89%	852,878	Lakeland-Winter Haven, FL	73
Davita Turner Road	SC	18,125	0.40%	$366.0	0.32%	821,740	Dayton-Kettering-Beavercreek, OH	76
Davita Springboro Pike	SC	10,510	0.23%	$189.3	0.17%	821,740	Dayton-Kettering-Beavercreek, OH	76
Davita Business Center Court	SC	12,988	0.29%	$237.6	0.21%	821,740	Dayton-Kettering-Beavercreek, OH	76
Mercy One Physicians Clinic	PC	17,318	0.38%	$406.2	0.36%	753,913	Des Moines-West Des Moines, IA	82
Daytona Medical Office	MOB	20,193	0.44%	$381.2	0.34%	739,516	Deltona-Daytona Beach-Ormond Beach, FL	83
Debary Professional Plaza	MOB	21,361	0.47%	$324.2	0.29%	739,516	Deltona-Daytona Beach-Ormond Beach, FL	83
UW Health Clinic- Portage	PC	14,000	0.31%	$335.6	0.30%	707,606	Madison, WI	85
Novus Clinic	SCH	14,315	0.31%	$309.8	0.27%	702,209	Akron, Oh	87
Aurora Health Center	PC	15,650	0.34%	$344.3	0.31%	702,209	Akron, Oh	87
Cypress Medical Center	MOB	37,428	0.82%	$458.2	0.41%	661,217	Wichita, KS	89
Family Medicine East	PC	16,581	0.36%	$341.6	0.30%	661,217	Wichita, KS	89
Wichita Medical Clinic	PC	18,681	0.41%	$—	—%	661,217	Wichita, KS	89
Bassin Center For Plastic Surgery-Melbourne	PC	5,228	0.12%	$322.5	0.29%	658,447	Palm Bay-Melbourne-Titusville, FL	90
Pennsylvania Gastroenterology	PC	20,400	0.45%	$587.4	0.52%	615,361	Harrisburg-Carlisle, PA	94
Penn State Health - Camp Hill	SC	8,400	0.18%	$189.1	0.17%	615,361	Harrisburg-Carlisle, PA	94
Penn State Health - Harrisburg	SC	10,000	0.22%	$200.9	0.18%	615,361	Harrisburg-Carlisle, PA	94
Mercy Rehabilitation Hospital - Northwest Arkansas	IRF	38,817	0.85%	$2,296.1	2.04%	605,615	Fayetteville-Springdale-Rogers, AR	96
Perrysburg Medical Arts Building	MOB	26,585	0.58%	$507.4	0.45%	601,396	Toledo, OH	98
Sunforest Ct Medical Center	MOB	23,368	0.51%	$332.8	0.30%	601,396	Toledo, OH	98
Assurance - Toledo	BSF	13,290	0.29%	$551.3	0.49%	601,396	Toledo, OH	98
Granite Circle	MOB	17,164	0.38%	$242.4	0.21%	601,396	Toledo, OH	98
Cardiology Associates of Greater Waterbury	PC	16,793	0.37%	$348.5	0.31%	576,718	New Haven, CT	100
Riverview Medical Center	MOB	26,427	0.58%	$815.1	0.72%	574,009	Scranton--Wilkes-Barre, PA	102
NEI - 200	MOB	22,743	0.50%	$409.4	0.36%	574,009	Scranton--Wilkes-Barre, PA	102
NEI - 204	MOB	15,768	0.35%	$236.4	0.21%	574,009	Scranton--Wilkes-Barre, PA	102
Grandview Plaza	MOB	20,042	0.44%	$319.8	0.28%	563,293	Lancaster, PA	104

Community Healthcare Trust	Page | 20	4Q 2025 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Pinnacle Health	PC	10,753	0.24%	$250.0	0.22%	563,293	Lancaster, PA	104
Manteca Medical Group Building	MOB	10,519	0.23%	$323.5	0.29%	556,972	Modesto, CA	105
Treasure Coast Medical Pavilion	MOB	55,844	1.23%	$943.2	0.84%	556,336	Port St. Lucie, FL	106
Gulf Coast Cancer Centers-Brewton	SC	3,971	0.09%	$—	—%	542,297	Huntsville, AL	107
Martin Foot & Ankle Clinic	PC	27,100	0.60%	$431.7	0.38%	471,240	York-Hanover, PA	116
UPMC Specialty Care	MOB	25,982	0.57%	$453.4	0.40%	426,086	Youngstown-Warren, OH	131
Biltmore Medical Office	SC	11,099	0.24%	$222.4	0.20%	422,333	Asheville, NC	132
Genesis Care - Weaverville	SC	10,696	0.24%	$469.8	0.42%	422,333	Asheville, NC	132
Lafayette Behavioral	BSF	31,650	0.70%	$1,684.9	1.49%	419,704	Lafayette, LA	133
Belden Medical Arts Building	MOB	47,366	1.04%	$506.7	0.45%	400,551	Canton-Massillon, OH	139
Hills & Dales Professional Center	MOB	27,920	0.61%	$351.6	0.31%	400,551	Canton-Massillon, OH	139
Prattville Town Center Medical Office Bldg	MOB	13,319	0.29%	$281.1	0.25%	387,885	Montgomery, AL	145
Wellmont Bristol Urgent Care	SC	4,548	0.10%	$78.5	0.07%	313,876	Kingsport-Bristol, TN-VA	167
Steeles Road Medical Building	PC	10,804	0.24%	$164.8	0.15%	313,876	Kingsport-Bristol, TN-VA	167
Bluewater Orthopedics Center	MOB	10,255	0.23%	$223.8	0.20%	310,149	Crestview-Fort Walton Beach-Destin, FL	169
Londonderry Centre	MOB	21,203	0.47%	$382.5	0.34%	307,123	Waco, TX	171
Westlake Medical Office	MOB	14,100	0.31%	$238.3	0.21%	307,123	Waco, TX	171
Longview Rehabilitation Hospital	IRF	38,817	0.85%	$2,349.2	2.08%	295,490	Longview, TX	174
Gulf Coast Cancer Centers-Foley	SC	6,146	0.14%	$174.7	0.15%	261,608	Daphne-Fairhope-Foley, AL	193
Gulf Shores Building	SC	6,398	0.14%	$51.3	0.05%	261,608	Daphne-Fairhope-Foley, AL	193
Monroe Surgical Hospital	SCH	58,121	1.28%	$2,473.6	2.19%	221,921	Monroe, LA	215
Ft. Valley Dialysis Center	SC	4,920	0.11%	$87.0	0.08%	204,110	Warner Robins, GA	231
Meridian Behavioral Health Systems	AIB	132,430	2.91%	$3,263.5	2.89%	202,091	Charleston, WV	232
Tuscola Professional Building	MOB	25,500	0.56%	$622.4	0.55%	187,714	Saginaw, MI	241
Kedplasma	SC	12,870	0.28%	$272.1	0.24%	183,040	Burlington, NC	245
Redding Oncology Center	SC	12,206	0.27%	$623.8	0.55%	181,121	Redding, CA	250

Community Healthcare Trust	Page | 21	4Q 2025 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Decatur Morgan Hospital Medical Office Building	MOB	35,933	0.79%	$582.4	0.52%	159,651	Decatur, AL	273
Bourbonnais Medical Center	MOB	54,894	1.21%	$847.6	0.75%	106,410	Kankakee, IL	351
Parkside Family & Davita Clinics	MOB	15,637	0.34%	$222.2	0.20%	99,170	Victoria, TX	366
Cub Lake Square	MOB	48,993	1.08%	$851.1	0.75%	109,516	Show Low, AZ	n/a
Emory Healthcare - 303	MOB	61,301	1.35%	$924.8	0.82%	105,326	LaGrange, GA-AL	n/a
Emory Southern Orthopedics - 1805	MOB	31,473	0.69%	$730.8	0.65%	105,326	LaGrange, GA-AL	n/a
Emory Southern Orthopedics - 1801	MOB	2,972	0.07%	$62.7	0.06%	105,326	LaGrange, GA-AL	n/a
Emory Healthcare - 1610	MOB	5,600	0.12%	$84.5	0.07%	105,326	LaGrange, GA-AL	n/a
Nesbitt Place	MOB	56,003	1.23%	$1,061.6	0.94%	84,233	Lawrence County, PA	n/a
Davita Etowah Dialysis Center	SC	4,720	0.10%	$70.1	0.06%	70,691	Athens, TN	n/a
Marion Medical Plaza	MOB	27,246	0.60%	$389.9	0.35%	64,976	Marion, OH	n/a
Corsicana Medical Plaza	MOB	17,746	0.39%	$373.2	0.33%	56,533	Corsicana, TX	n/a
Pahrump Medical Plaza	MOB	12,545	0.28%	$479.5	0.43%	55,990	Pahrump, NV	n/a
Arkansas Valley Surgery Center	MOB	10,717	0.24%	$235.3	0.21%	50,093	Cañon City, CO	n/a
Fremont Medical Office Building & Surgery Ctr	MOB	13,050	0.29%	$345.8	0.31%	37,884	Fremont, NE	n/a
Baylor Scott & White Clinic	PC	37,354	0.82%	$505.8	0.45%	37,810	Brenham, TX	n/a
Eyecare Partners - 408	PC	8,421	0.19%	$134.3	0.12%	36,437	Centralia, IL	n/a
Ottumwa Medical Clinic - 1005	MOB	68,895	1.52%	$746.6	0.66%	35,681	Ottumwa, IA	n/a
Ottumwa Medical Clinic - 1007	MOB	6,850	0.15%	$96.2	0.09%	35,681	Ottumwa, IA	n/a
Fresenius Gallipolis Dialysis Center	SC	15,110	0.33%	$160.2	0.14%	28,886	Gallipolis, OH	n/a
Sanderling Dialysis Center - 780	SC	4,186	0.09%	$312.4	0.28%	27,009	Crescent City, CA	n/a
Princeton Cancer Center	SC	7,236	0.16%	$204.4	0.18%	County: 58,758	Rural - No CBSA	n/a
Andalusia Medical Plaza	SC	10,373	0.23%	$294.4	0.26%	County: 37,049	Rural - No CBSA	n/a
North Mississippi Health Services - 1107	MOB	17,629	0.39%	$99.8	0.09%	County: 35,252	Rural - No CBSA	n/a
North Mississippi Health Services - 1111	MOB	27,743	0.61%	$157.1	0.14%	County: 35,252	Rural - No CBSA	n/a
North Mississippi Health Services - 1127	MOB	18,074	0.40%	$102.3	0.09%	County: 35,252	Rural - No CBSA	n/a

Community Healthcare Trust	Page | 22	4Q 2025 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
North Mississippi Health Services - 404	MOB	9,890	0.22%	$56.0	0.05%	County: 35,252	Rural - No CBSA	n/a
North Mississippi Health Services - 305	MOB	3,378	0.07%	$19.1	0.02%	County: 35,252	Rural - No CBSA	n/a
Batesville Regional Medical Center	MOB	9,263	0.20%	$52.5	0.05%	County: 34,192	Rural - No CBSA	n/a
Tri Lakes Behavioral	BSF	58,400	1.28%	$—	—%	County: 34,192	Rural - No CBSA	n/a
Dahlonega Medical Mall	MOB	22,805	0.50%	$396.7	0.35%	County: 33,610	Rural - No CBSA	n/a
Russellville Medical Plaza	MOB	29,129	0.64%	$173.1	0.15%	County: 31,362	Rural - No CBSA	n/a
Norton Medical Clinic	SC	4,843	0.11%	$60.3	0.05%	County: 34,973	Rural - No CBSA	n/a
Norton Medical Plaza	MOB	32,757	0.72%	$316.1	0.28%	County: 34,973	Rural - No CBSA	n/a
Wellmont Lebanon Urgent Care	SC	8,369	0.18%	$108.8	0.10%	County: 26,586	Rural - No CBSA	n/a
Lexington Carilion Clinic	PC	15,820	0.35%	$392.0	0.35%	County: 22,573	Rural - No CBSA	n/a
Sanderling Dialysis Center - 102	SC	5,217	0.11%	$295.6	0.26%	County: 13,279	Rural - No CBSA	n/a

Community Healthcare Trust	Page | 23	4Q 2025 | Supplemental Information

REPORTING DEFINITIONS

Acute Inpatient Behavioral Facilities (AIB)
Behavioral inpatient acute care facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses on an inpatient basis. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

AFFO, Adjusted for Acquisitions
AFFO, Adjusted for Acquisitions, adjusts AFFO to show the impact of the real estate properties acquired in the period as if they had been acquired on the first day of the reporting period, using the expected returns and in-place leases at the time of the acquisition. The Company believes that AFFO, Adjusted for Acquisitions, is useful because it allows investors, analysts and Company management visibility into the impact on the Company's results of operations in future reporting periods resulting from its current period acquisitions.

Annualized Rent
Base rent for the current month multiplied by 12.

Behavioral Specialty Facilities (BSF)
Behavioral specialty facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

EBITDAre and Adjusted EBITDAre
The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of EBITDAre which is net income plus interest expense, income tax expense, and depreciation and amortization, plus losses or minus gains on the disposition of depreciable property, including losses/gains on change of control, plus impairment write-downs of depreciable property and of investments in unconsolidated affiliates caused by a decrease in value of depreciable property in the affiliate, plus or minus adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates and consolidated affiliates with non-controlling interest. The Company also presents Adjusted EBITDAre which is EBITDAre before non-cash stock-based compensation amortization.

We consider EBITDAre and Adjusted EBITDAre important measures because they provide additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt.

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

Community Healthcare Trust	Page | 24	4Q 2025 | Supplemental Information

REPORTING DEFINITIONS (continued)

The Company uses the NAREIT definition of FFO. FFO is an operating performance measure adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (calculated in accordance with GAAP), excluding gains or losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, plus depreciation and amortization related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT also provides REITs with an option to exclude gains, losses and impairments of assets that are incidental to the main business of the REIT from the calculation of FFO. The Company has included AFFO which it has defined as FFO, excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and the amortization of stock-based compensation, and including or excluding other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities
(determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

Inpatient Rehabilitation Facilities (IRF)
Inpatient rehabilitation facilities are free standing rehabilitation hospitals, or may be units within an acute care hospital, that provide intensive rehabilitation programs to patients.

Long-Term Acute Care Hospitals (LTACH)
Long-term acute care hospitals provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities.

Medical Office Building (MOB)
Medical office buildings are buildings occupied by healthcare providers and may be located near hospitals or other facilities where healthcare services are rendered or in close proximity to a population base. Medical office buildings can be leased to physicians, physician practice groups, hospitals, healthcare systems or other healthcare providers.

Metropolitan Statistical Area (MSA or MISA)
MSAs or MISAs are geographical regions with relatively higher population densities at their core and have close economic ties throughout their area. MSAs and MISAs are defined by the Office of Management and Budget.

Net Operating Income (NOI)
NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, gains or loss on the sale of real estate properties or other investments, interest expense, and income tax expense. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. CHCT's use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing NOI.

Community Healthcare Trust	Page | 25	4Q 2025 | Supplemental Information

REPORTING DEFINITIONS (continued)

Physician Clinics (PC)
Physician clinics are freestanding healthcare facilities that are primarily devoted to the care of ambulatory patients, can be privately operated or publicly managed and funded, and typically provide primary healthcare needs of populations in local communities utilizing physicians and other healthcare providers.

Specialty Centers (SC)
Specialty centers include various types of centers which may, among others, include oncology centers, dialysis centers, urgent care centers, and blood plasma centers.

Surgical Centers and Hospitals (SCH)
Surgical centers and hospitals may include outpatient surgery centers where surgical procedures not requiring an overnight hospital stay are performed; as well as specialty hospitals that focus on providing care for certain conditions and performing certain procedures, such as cardiovascular and orthopedic surgery.

Total Capitalization
Debt plus stockholders' equity plus accumulated depreciation.

Community Healthcare Trust	Page | 26	4Q 2025 | Supplemental Information

DISCLAIMERS

FORWARD-LOOKING STATEMENTS

Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions.

Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and the Company’s other filings with the Securities and Exchange Commission from time to time.

NON-GAAP FINANCIAL MEASURES

This presentation includes EBITDAre, Adjusted EBITDAre, Adjusted EBITDAre Annualized, Net Operating Income (or NOI), Funds From Operations (or FFO), Adjusted Funds From Operations (or AFFO), and AFFO, Adjusted for Acquisitions, which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Community Healthcare Trust	Page | 27	4Q 2025 | Supplemental Information